LAZARD RETIREMENT SERIES, INC.
Lazard Retirement International Small Cap Portfolio

Supplement to Prospectus dated May 1, 2002

The following are the principal persons primarily responsible for the day-to-day management of the assets of the Portfolio. This information replaces any contrary information contained in the Prospectus.

Lazard Retirement International Small Cap Portfolio--Herbert W. Gullquist, John R. Reinsberg and Brian Pessin

Brian Pessin. Mr. Pessin is a Vice President of the Investment Manager, which he joined in 1999. Previously, he was associated with Dawson, Samberg Capital Management.

January 17, 2003